UAM FUNDS
	Funds for the Informed Investorsm

SUPPLEMENT DATED JUNE 22, 1999, TO THE ACADIAN
EMERGING MARKETS PORTFOLIO INSTITUTIONAL AND
INSTITUTIONAL SERVICE CLASS PROSPECTUSES DATED
FEBRUARY 16, 1999

The information concerning derivatives in the portfolio's prospectus is hereby replaced in its entirety by the following information:

The portfolio may use futures, options, foreign currency exchange contracts and swaps (types of derivatives) based on securities it does not hold to protect against a change in the price of an investment the portfolio owns or anticipates buying in the future
(a practice known as hedging). The portfolio also may use derivatives to gain full exposure in a cost efficient method to markets where it would otherwise have difficulty investing (speculation). Some of the factors that might make it difficult for a portfolio to access a particular market include limitations on direct foreign ownership of securities and restrictions on repatriation of capital. Derivatives are often more volatile than other investments and may magnify a portfolio's gains or losses. A portfolio may lose money if the adviser:

- Fails to predict correctly the direction in which the underlying asset or economic factor will move.

- Judges market conditions incorrectly.

- Employs a strategy that does not correlate well with the investments of the portfolio.


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